Changes in the balances of capitalized costs directly associated with exploratory wells pending determination of proved reserves and the balance of amounts paid for obtaining rights and concessions for exploration of oil and natural gas (capitalized acqui (Details) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Property plant and equipment
Opening Balance	$ 3,024	$ 4,262
Additions	459	428
Write-offs	(188)	(197)
Transfers	(1,097)	(494)
Cumulative translation adjustment	(204)	(975)
Closing Balance	1,994	3,024
[custom:IntangibleExplorationAndEvaluationAsset]	2,576	14,526
Capitalized Exploratory Well Costs / Capitalized Acquisition Costs	$ 4,570	$ 17,550